US equity rotation strategy etf (formerly Huntington US Equity Rotation Strategy ETF) NYSE Arca Ticker: HUSE (the “Fund”)

June 8, 2016

The information in this Supplement amends certain information contained in the currently effective Prospectus and Summary Prospectus for the Fund, each dated August 28, 2015, as revised May 1, 2016.

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Effective on or about August 8, 2016, the Fund's name will be changed to the US Market Rotation Strategy ETF.

Also effective on or about August 8, 2016, the Fund’s policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in the exchange-listed common stocks of select companies organized in the U.S. and included in the S&P Composite 1500® is no longer an investment policy of the Fund.

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You should read this Supplement in conjunction with the Fund’s current Prospectus, Summary Prospectus and Statement of Additional Information which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-4SS-ETFS (855-477-3837) or by writing to 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.